                                  EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as
        Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of West Bancorporation, Inc. on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas R. Gulling, Executive Vice President and Chief Financial Officer of West Bancorporation, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of West Bancorporation, Inc.

August 4, 2006


/s/ Douglas R. Gulling
-------------------------------------
Douglas R. Gulling
Executive Vice President and Chief Financial Officer